UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 4, 2021


                             ITRONICS INC.
____________________________________________________________________________

          Texas                        33-18582             75-2198369
(State or other jurisdiction    (Commission File Number)  (IRS Employer
     of Incorporation)                                   Identification No.)



6490 So. McCarran Boulevard, Building C,          89509
Suite 23 Reno, Nevada                            Zip Code
(Address of Principal Executive Offices)




Registrants telephone number, including area code: (775) 689-7696


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2 below):

(   ) Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))



Item 4.01(b): Appointment of Registrants Certifying Accountant
	On August 4, 2021 the Company appointed Daszkal Bolton LLP (Daszkal) of Boca Raton, FL as its principal independent certifying accountant to audit the Companys financial statements.

	Prior to their engagement, the Company has not consulted with Daszkal on any matters regarding the application of accounting principles of any transaction, either completed or proposed, nor has it consulted with Daszkal on the type of audit opinion that might be rendered.

	The Companys prior independent certifying accountant, Moore
Stephens Wurth Frazer and Torbet, LLP (Moore) of Walnut, CA. was last engaged by the Company to review the financial statements included in Form 10-Q for the period ended September 30, 2008. No further consultations have taken place in the intervening years. The Company attempted to contact
Moore prior to this filing with the Securities and Exchange Commission (Commission) for the purpose of providing a copy of the disclosure contained herein and request that they furnish the Company a letter addressed to the Commission stating whether it agreed with the statements herein and, if not, stating the respects in which it does not agree. The Company has not received a response.




                                 SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ITRONICS INC.
                                        Registrant


Date: August 10, 2021	       By: /S/ John W. Whitney
				      John W. Whitney
				      President,
                                      Treasurer and
                                      Director
				      (Principal
                                      Executive and
                                      Financial
				      Officer)




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